UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          FARMERS & MERCHANTS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184


April 16, 2007


Dear  Stockholder:

     The annual meeting of stockholders of Farmers & Merchants Bancorp (the "Company") will be held this year in the Ole Mettler Grape Pavilion at the Lodi Grape Festival, 413 E. Lockeford Street, Lodi, CA, on Monday, May 21, 2007, at 4:00 p.m. We look forward to your attendance.

     The enclosed proxy statement describes the business to be conducted at the annual meeting, which includes the election of Directors, proposed amendments to the Company's Certificate of Incorporation and Bylaws, and any other matters which properly come before the meeting.

     A copy of the Company's 2006 Annual Report to Stockholders is also enclosed.

     We hope you will be able to attend the annual meeting in person. We would also like to invite you to be our guest for dinner after the meeting. PLEASE
NOTE THAT THE ANNUAL MEETING IS ONLY OPEN TO STOCKHOLDERS AND SPOUSES. SPACE WILL BE LIMITED AND WE CANNOT ACCOMMODATE OTHER GUESTS. We thank you in advance for your understanding on this issue.

     The Directors and senior management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the annual meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the enclosed proxy statement, we ask you to complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.

Sincerely,


/s/ Ole R. Mettler                      /s/ Kent A. Steinwert

Ole R. Mettler                          Kent A. Steinwert
Chairman of the Board                   President and Chief Executive Officer


Enclosures

                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2007

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2007 annual meeting of stockholders of Farmers & Merchants Bancorp (the "Company") will be held this year in the Ole Mettler Grape Pavilion at the Lodi Grape Festival, 413 E. Lockeford Street, Lodi, CA, on Monday, May 21, 2007, at 4:00 p.m. to:

1.   Elect the following ten (10) Directors:

               Stewart C. Adams, Jr.              Carl A. Wishek, Jr.
               Ralph Burlington                   Kevin Sanguinetti
               Edward Corum, Jr.                  Kent A. Steinwert
               Robert F. Hunnell                  Ole R. Mettler
               Calvin (Kelly) Suess               James E. Podesta

2. Approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares outstanding.

3. Approve an amendment to the Company's Certificate of Incorporation to authorize Director amendments to the By-Laws.

4. Approve an amendment to the Company's By-Laws to adjust the range of Directors.

5. Act upon such other matters as may properly come before such annual meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 26, 2007 as the record date for determining the holders of the common stock of the Company entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available for inspection by stockholders of record at the office of the Secretary of the Company at 111 West Pine Street, Lodi, CA for the ten days prior to the meeting.

     You are encouraged to attend the annual meeting. If you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.

     Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the annual meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Deborah Hodkin

                                        Deborah Hodkin
                                        Secretary
Dated:  April 16, 2007


                             YOUR VOTE IS IMPORTANT
   TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN, DATE AND
                           PROMPTLY RETURN YOUR PROXY.

                           FARMERS & MERCHANTS BANCORP
                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
I -    INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

II -   CORPORATE GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
       Board Matters
       Code of Ethics
       Director Independence
       Board of Directors Meetings
       Committees of the Board of Directors
       Director Compensation
       Certain Relationships and Related Person Transactions
       Indemnification
       Communications with Board of Directors

III -  EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
       Compensation Discussion and Analysis
       Report of the Personnel Committee of the Board on Executive Compensation
       Executive Officer Compensation
       Compensation Committee Interlocks and Insider Participation

IV -   AUDIT RELATED MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
       Report of the Audit Committee of the Board of Directors
       Certain Accounting Matters
       Audit-Related Fees

V    - ITEMS TO BE VOTED ON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
       Proposal 1 - Election of Directors
       Proposal 2 - Amendment of Certificate of Incorporation to Increase the Number of
                    Authorized Shares
       Proposal 3 - Amendment of Certificate of Incorporation to Authorize Director
                    Amendments to the By-Laws
       Proposal 4 - Amendment of the By-Laws to Adjust the Range of Directors

VI -   INFORMATION ABOUT VOTING AND THE ANNUAL MEETING. . . . . . . . . . . . . . . . . . 22
       Voting Rights and Vote Required
       Voting of Proxies - Quorum
       Revocability of Proxy

VII -  OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       Compliance with Section 16(a) of the Exchange Act
       Security Ownership of Certain Beneficial Owners and Management
       Annual Report
       Stockholder Proposals, Nominations and Notices
       Other Matters


EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

APPENDICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

                                 PROXY STATEMENT
                           FARMERS & MERCHANTS BANCORP
                    111 WEST PINE STREET, LODI, CA 95240-2184

I - INTRODUCTION

     This proxy statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of stockholders to be held on May 21, 2007 in the Ole Mettler Pavilion at the Lodi Grape Festival, 413 E. Lockeford Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof. All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, proxy statement and form of proxy will be paid by the Company. This proxy statement and the enclosed proxy card are being mailed to the Company's stockholders on or about April 16, 2007.

     For information on how to vote your shares, see the instructions included on the enclosed proxy card and under "Information About Voting and the Annual Meeting".

II - CORPORATE GOVERNANCE

BOARD MATTERS

     During 2006, the Board of Directors was comprised of eleven (11) members. In December 2006, Mr. Harry Schumacher, a Director since 1997, passed away. Since the Company's By-Laws: (i) authorize the number of Directors to be between nine (9) and fifteen (15), and (ii) authorize the Board of Directors to establish the exact number of Directors within these limits, the Board has established the number of Directors at ten (10).

CODE OF ETHICS

     The Company has adopted a Code of Conduct which complies with the Code of Ethics requirements of the Securities and Exchange Commission. A copy of the Code of Conduct is posted on the Company's website. The Company intends to disclose promptly any amendment to, or waiver from any provision of, the Code of Conduct applicable to executive officers and Directors, on its website. The Company's website address is www.fmbonline.com.
                                 -----------------

DIRECTOR  INDEPENDENCE

     The Company uses Rule 4200(a)(15) of the NASD's current listing standards to determine whether a Director is independent. With the exception of Messrs. Steinwert, Mettler and Wishek who are employees of the Company, all nominees are considered to be "independent".

BOARD OF DIRECTORS MEETINGS

     During the calendar year ending December 31, 2006, the Board of Directors of the Company met fifteen (15) times and the Board of Directors of the Bank met twenty-four (24) times. Each incumbent, with the exception of Mr. Schumacher who passed away in December 2006, attended more than 75% of the meetings of the Board of Directors. The Company expects Directors to attend the annual meeting of stockholders and eight of eleven Directors attended in 2006.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's principal asset is its wholly-owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

AUDIT COMMITTEE

     The Audit Committee of the Company and the Bank oversees the activities of the internal and independent auditors of the Company and the Bank with the aim of ensuring compliance with applicable laws. See Exhibit A for the Committee's charter. The Audit Committee reports to the Boards of Directors of the Bank and the Company, as appropriate. The Audit Committee reviews the reports of audits and examinations of the Bank and the Company made by the independent auditors, internal auditors, credit examiners, and regulatory agencies and reports the results to the Boards of Directors of the Bank and the Company. The Committee met thirteen (13) times in 2006 and is comprised of the following members: Messrs. Sanguinetti (Chairman), Corum and Hunnell. Each of the Directors serving on the Audit Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards and in SEC rules relating to audit committees. Mr. Sanguinetti has been determined by the Board of Directors to be a "financial expert".

PERSONNEL COMMITTEE

     The Personnel Committee of the Company and the Bank (1) conducts reviews of the Company's overall compensation strategies and practices; (2) reviews and approves the employment contracts of all executive officers (see "Employment Contracts"); and (3) annually establishes executive compensation levels and performance evaluation measures for the Chief Executive Officer and the other executive officers of the Company. See Exhibit B for the Committee's charter.

     The Company's management (1) provides information, analysis and recommendations for the Personnel Committee; and (2) manages the ongoing operations of the compensation program.

     In discharging its responsibilities, the Personnel Committee (1) obtains independent data from industry publications and third-party research; and (2) retains independent third-party consultants when it considers it to be necessary (the Committee did not retain independent consultants during 2006).

     The  Personnel  Committee  is  comprised  of  the following voting members:
Messrs. Adams (Chairman), Corum and Sanguinetti. The Committee met four (4) times in 2006. Each of the Directors serving on the Personnel Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

ASSET AND LIABILITY MANAGEMENT COMMITTEE

     The Asset and Liability Management Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policies relating to interest rate, liquidity and investment risk management. The Asset and Liability Committee is a joint committee of management and Directors. The following Directors are voting members: Messrs. Burlington (Co-Chairman), Adams, Suess and Steinwert. The Committee met five (5) times in 2006.

LOAN  COMMITTEE

     The Loan Committee of the Company and the Bank is responsible for the formulation, revision and administration of the Bank's policy relating to credit and loan risk management. The Loan Committee meets weekly and is responsible for approving all loans between $2 million and $10 million (over $10 million requires full Board approval) and reviewing all loans over $500,000. The Loan

Committee is a joint committee of management and Directors. The following Directors are voting members: Messrs. Hunnell (Co-Chairman), Mettler and Steinwert. The Committee met fifty (50) times in 2006.

EXPENSE COMMITTEE

     The Expense Committee of the Company and the Bank reviews and examines Bank and Company expenses on a monthly basis comparing the results with the established annual budget, the previous month and prior year, and proposes recommendations to management regarding controllable expenses. The Committee met twelve (12) times in 2006 and is comprised of the following voting members:
Messrs.  Podesta  (Chairman),  Suess  and  Wishek.

CRA COMMITTEE (COMMUNITY REINVESTMENT ACT)

     The CRA Committee of the Company and the Bank monitors the Bank's efforts and responsibilities to comply with the Community Reinvestment Act. The CRA Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of the communities it serves. The Committee met twelve (12) times in 2006 and is comprised of the following voting members: Messrs. Suess (Chairman), Adams, Podesta and Wishek.

NOMINATING COMMITTEE

     The Nominating Committee of the Company and the Bank identifies candidates to serve as Directors of the Bank and the Company in the event of future Board openings. See Exhibit C for the Committee's charter. The Committee is comprised of the following voting members: Messrs. Mettler, Steinwert (Chairman), Suess and Hunnell. The Committee did not meet in 2006. Each of Messrs. Suess and Hunnell has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

     The Nominating Committee will consider candidates nominated by the stockholders of the Company for next year's meeting if the nomination is made in writing in accordance with Article III, Section 3.4 of the By-Laws of the Company. See "Stockholder Proposals, Nominations and Notices".

DIRECTOR COMPENSATION

     A Director who is not an employee of the Company receives a $1,000 fee for each Bank Board Meeting attended (no additional fees are paid for Company Board meetings), and a $400 fee for each Committee Meeting attended (Committee Chairmen receive $600 with the exception of the Audit Committee Chairman who receives $750). In addition, each Director who is not an employee of the Company received a $30,000 bonus in 2006. Directors may elect to defer receipt of some or all Directors' fees under the Company's Deferred Compensation Plan.

     Directors who are employees of the Company (Messrs. Mettler, Steinwert and Wishek) do not receive additional compensation for their services as Directors.

     Directors who are not employees of the Company are compensated up to $538 per month to cover a portion of the cost of outside medical insurance. Directors who are not employees of the Company do not participate in any retirement plans.

     The summary compensation earned by each Director during 2006 is disclosed in the "Director Compensation Table" on the following page.

2006 DIRECTOR COMPENSATION TABLE


                                                                                       (4)
                                                                                    CHANGE IN
                                                                                  PENSION VALUE
                                                                                  & NONQUALIFIED
                             (1) (2)         (3)       (3)        NON-EQUITY         DEFERRED           (5)
                          FEES EARNED OR    STOCK     OPTION    INCENTIVE PLAN     COMPENSATION      ALL OTHER
                           PAID IN CASH     AWARDS    AWARDS     COMPENSATION        EARNINGS       COMPENSATION     TOTAL
NAME                           ($)           ($)       ($)           ($)               ($)              ($)           ($)
-----------------------  ----------------  --------  --------  ----------------  ----------------  --------------  ---------
Kent A. Steinwert        $             -   $     -   $     -   $              -  $             -   $           -   $       -

Stuart C. Adams, Jr.     $        64,300   $     -   $     -   $              -  $             -   $       5,820   $  70,120

Ralph Burlington         $        56,800   $     -   $     -   $              -  $             -   $       5,820   $  62,620

Edward Corum, Jr.        $        61,800   $     -   $     -   $              -  $             -   $       6,459   $  68,259

Robert F. Hunnell        $        87,500   $     -   $     -   $              -  $             -   $       6,459   $  93,959

Ole R. Mettler           $             -   $     -   $     -   $              -  $             -   $     264,099   $ 264,099

James E. Podesta         $        59,500   $     -   $     -   $              -  $             -   $       5,820   $  65,320

Kevin Sanguinetti        $        60,200   $     -   $     -   $              -  $             -   $       6,459   $  66,659

Harry C. Schumacher (6)  $        48,050   $     -   $     -   $              -  $             -   $       5,820   $  53,870

Calvin (Kelly) Suess     $        65,000   $     -   $     -   $              -  $             -   $       5,820   $  70,820

Carl A. Wishek, Jr.      $             -   $     -   $     -   $              -  $             -   $      91,894   $  91,894

(1)  Messrs. Steinwert, Mettler and Wishek are employees of the Company and receive no additional compensation for their services as Directors. Mr. Steinwert is a Named Executive Officer and his compensation is listed in the Summary Compensation
Table. The salaries paid Messrs. Mettler and Wishek are included in All Other Compensation. Directors who are not employees receive a $1,000 Board Meeting Fee and $400 Committee Meeting Fees (Committee Chairs receive $600, with the exception of the
Audit Committee Chair who receives $750).
(2)  Mr. Mettler received a $105,000 bonus in 2006 (included in All Other Compensation). All other Directors received a $30,000 bonus in 2006.
(3)  The Company has no stock based award programs.
(4)  The Company has no Defined Benefit Pension Program.  All earnings on Nonqualified Deferred Compensation Plan balances are assumed to be at market rates.  Unvested balances are invested by the Company in a third party money market fund.
Vested balances are self directed by each participant according to their own risk profile, with no guarantees of principal provided by the Company.
(5)  Non-employee Directors are compensated up to $538 per month towards the cost of outside medical insurance.  Mr. Mettler has the use of a company car, the personal use value of which was $5,360.  As employees, Profit Sharing Plan contributions are made for Mr. Mettler ($27,018) and Mr. Wishek ($7,899).
(6)  Mr. Schumacher passed away in 2006.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

     Certain Directors and Named Executive Officers of the Bank and the Company and corporations and other organizations associated with them and members of their immediate families were customers of and engaged in banking transactions, including loans, with the Bank in the ordinary course of business in 2006. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with borrowers not related to the Company or Bank. These loans did not involve more than the normal risk of collection or have other unfavorable features. All Director and Named Executive Officer loans must be approved by the Board of Directors. With the exception of the previous banking transactions, the Company had no Related Person Transactions as defined by Item 407(a) of Regulation S-K with its Directors or Named Executive Officers. See Exhibit D for the Company's Related Person Transaction Policy.

INDEMNIFICATION

     The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, Directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the Company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a Director is pursuant to a statutory provision proscribing the making of loans, dividends, and distribution of assets under certain circumstances.

     The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

COMMUNICATIONS  WITH  BOARD  OF  DIRECTORS

     Any person, including any stockholder, desiring to communicate with, or make any concerns known to, the Company, directors generally, non-management Directors or an individual Director only may do so by submitting them in writing to Deborah Hodkin, Secretary of Farmers & Merchants Bancorp, 111 W. Pine Street, Lodi, CA 95240-2184. All correspondence must include information to identify the person submitting the communication or concern, including name, address, telephone number and e-mail address (if applicable) together with information indicating the relationship of such person to the Company. The Secretary will be responsible for maintaining a record of any such communications or concerns and submitting them to the appropriate addressee(s) for potential action or response. The Company may institute appropriate procedures to establish the authenticity of any communication or concern before forwarding. The Company will not be obligated to investigate or forward any anonymous submissions.

III  -  EXECUTIVE  COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

ROLES AND RESPONSIBILITIES

     The Board of Directors of the Company, operating through its Personnel Committee, (1) conducts reviews of the Company's overall compensation strategies and practices; (2) reviews and approves the employment contracts of all Named Executive Officers (defined as the CEO, CFO and three other most highly compensated executive officers); and (3) annually establishes executive compensation levels and performance evaluation measures for the Chief Executive Officer and the other Named Executive Officers of the Company.

     The role of the Company's management is to: (1) provide information, analysis and recommendations for the Personnel Committee's consideration; and
(2)  manage  the  ongoing  operations  of  the  compensation  program.

     In discharging its responsibilities, the Personnel Committee: (1) obtains independent data from industry publications and third-party research; and (2) retains independent third-party consultants when it considers it to be necessary (the Committee did not retain independent consultants during 2006).

EXECUTIVE COMPENSATION STRATEGY AND PROGRAMS

     The objective of the Company's compensation strategy is to establish a competitive compensation package that rewards each officer based on their contribution and performance, thereby serving to attract and retain talented individuals who can implement the Company's strategic plan and maximize long-term shareholder value.

     In order to achieve these objectives, the Board has structured a compensation program that includes three major components: (1) annual base salary and performance-based bonus; (2) long-term deferred compensation; and (3) post-termination compensation (under certain limited circumstances).

PERFORMANCE  EVALUATION  MEASURES

     In evaluating the performance of each Named Executive Officer, the Personnel Committee considers a combination of objective and subjective factors, including the following:

1. the Company's annual financial performance as measured by Return on Assets (the Board has set a sustainable target in excess of 1.35%); Return on Equity (the Board has set a sustainable target in excess of 14.00%) and net income relative to the current year's budget;

2.   progress  towards  achieving  the  Company's  five  year  strategic  plan;

3.   results  of  the  Company's  and  Bank's  regulatory  examinations;  and

4.   current  economic  and  industry  conditions.

     These performance measurement factors are evaluated at least annually. There is no formal weighting with regard to each of these factors. Both the annual budget and strategic plan are approved in advance by the Board of Directors. The Personnel Committee assesses these factors and makes a recommendation to the full Board for approval. The Board periodically contracts the services of an outside independent executive compensation consultant to survey similar sized banking institutions in California and in similar markets nationally, and make recommendations regarding changes to compensation programs, including performance evaluation measures.

     Compensation for the Company's Chief Executive Officer is determined using the same process as for other Named Executive Officers. Each of the performance measures mentioned in the previous paragraph was considered for purposes of determining the compensation of the Chief Executive Officer.

ANNUAL COMPENSATION PROGRAM

     Each Named Executive Officer receives a monthly base salary. Salaries are determined largely based upon comparative industry data for: (1) positions of similar responsibility; and (2) individuals with similar experience and expertise. Merit salary adjustments are evaluated periodically based on Company and individual performance. Goals and objectives are established annually for each officer with performance measured and evaluated at least annually.

     Annual bonus compensation is paid according to the Company's Senior Management Incentive Compensation Plan. Bonus compensation is awarded based primarily on actual results against budgeted goals for net income. Award guidelines are established annually for each level of Senior Management. The Board reserves some discretion with regard to these guidelines when: (1) the Company's profit performance exceeds budget; (2) the Company's profit performance exceeds other similar sized banking institutions in California; and/or (3) an individual's performance in a given year was exceptional.

     All base salaries and annual bonuses are paid in cash and fully expensed in the current year, although the Named Executive Officer does have the option of electively deferring to a specified future date up to 100% of these amounts (see "Deferred Compensation Plan").

     Given that the Company does not offer stock options or other stock-based compensation (see "Long-Term Deferred Compensation Program"), total levels of Annual Compensation for each Named Executive Officer are targeted to be competitive with similar sized, similar performing, banking institutions.

     The current base salary for each Named Executive Officer is set forth in "Employment Contracts". Each Named Executive Officer's "Salary" and "Bonus" amounts for the last three years are disclosed in the "Summary Compensation Table".

LONG-TERM  DEFERRED  COMPENSATION  PROGRAM

     In developing the various components of a longer term compensation program, the Board has determined that at the present time it will not offer stock options or other stock-based compensation as part of the compensation package. Recognizing that stock based incentives are a major compensation component of many of the Company's competitors, the Board has developed what it believes is an effective complement of long-term deferred compensation programs. The objectives of the Company's deferred compensation programs are to: (1) successfully attract and retain talented individuals; and (2) align long-term compensation directly with shareholder interests by rewarding creation of long-term shareholder value.

     The Company's long-term deferred compensation program provides:

1. retirement incentives including both qualified ("Profit Sharing Plan") and supplemental non-qualified retirement benefits ("Indexed Retirement Plan");

2. performance incentives ("Deferred Bonus Program") based upon the Company's long-term financial performance; and

3. retention incentives ("Executive Retention Program") based upon the tenure of executive management.

     In addition, the Company offers each Named Executive Officer the election of tax deferring, to a specified future date, portions of their annual salary and bonus ("Deferred Compensation Plan").

     All of the Company's qualified and non-qualified plans are structured as defined contribution plans to avoid the uncertain future financial liabilities that can exist under defined benefit plans. The cost of these plans is expensed annually.

     All non-qualified deferred compensation plans are intended to be compliant with the provisions of Section 409A of the Internal Revenue Code, and contributions are held in an irrevocable Master Trust. The Company invests all unvested balances in an independent third party short-term money market fund. Vested balances are invested by each participant according to their own investment risk profile, and the Company provides no guarantees with respect to either annual returns or maintenance of principal value.

     Profit Sharing Plan

     Substantially all full-time employees of the Company, including each Named Executive Officer, participate in the Company's qualified Profit Sharing Plan. Two levels of contributions are made to the Profit Sharing Plan: (1) mandatory contributions of 5% of eligible salaries (subject to IRS limits) calculated according to criteria set forth in the Plan; and (2) discretionary contributions authorized by the Board of Directors. None of these contributions are dependent upon the employee contributing to the Plan (i.e., the Plan does not require "matching"). The Bank contributed $1.5 million ($775,000 was discretionary) for the year ended December 31, 2006 and $1.4 million ($725,000 was discretionary) for the year ended December 31, 2005. Benefits pursuant to the Profit Sharing Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested. Benefits under the Profit Sharing Plan are disclosed in the participant's Company Contributions to Qualified Retirement and 401(k) Plans in the "All Other Compensation Table".

     Upon a Change in Control, each participant receives only those balances in their account, including any net earnings or losses thereon.

     Indexed Retirement Plan and Bank-Owned Life Insurance

     The Company has developed an Indexed Retirement Plan for the benefit of each Named Executive Officer as well as certain other senior officers of the Company. The Indexed Retirement Plan is a defined contribution non-qualified executive retirement plan developed to supplement the Company's Profit Sharing Plan which, as a qualified plan, has a ceiling on benefits as set by the Internal Revenue Service. Individuals whose compensation exceeded this ceiling did not receive a retirement benefit on these earnings. The Indexed Retirement Plan was designed to adjust for these limits and provide levels of total retirement compensation that are competitive in the banking industry.

     The Board has structured the Indexed Retirement Plan as a defined contribution plan to avoid the uncertain future financial liabilities that can exist under a defined benefit plan. An account is established for each participant that is credited annually with an amount based on the taxable equivalent earnings on the cash surrender value balances of the single premium life insurance policies purchased, net of: (1) the mortality charges associated with the policies; and (2) a minimum required return (defined under the Plan as the return on five year treasuries) to the Company on these cash surrender value balances. The initial cash surrender value of the life insurance policies purchased for each participant was determined based upon the individual's compensation at the time they became a participant in the plan and the number of years of service remaining to age 65 so as to provide a supplemental retirement benefit equal to a portion (not to exceed 70% if the participant remained in the Company's employ for 18 years after they became a plan participant) of the participant's projected final pay with the Company. The balance in each participant's account is 0% vested during the first five years of employment and becomes fully vested after five years of employment. Benefits under the Indexed Retirement Plan are disclosed in the participant's Company Contributions to Non-Qualified Plans in the "All Other Compensation Table" as well as Registrant Contributions in Last Fiscal Year in the "Non-Qualified Deferred Compensation Table".

     The Company has a Bank-Owned Life Insurance ("BOLI") program under which it has purchased single premium life insurance policies on the lives of the Named Executive Officers as well as certain other senior officers of the Company. These policies provide: (1) financial protection to the Company in the event of the death of an officer and; (2) since the interest earned on the cash surrender value of the policies is tax free as long as the policies are used to finance employee benefits, significant income to the Company to offset the expense associated with the Indexed Retirement Plan.

     As compensation to each participant for agreeing to allow the Company to purchase an insurance policy on his or her life, split dollar agreements have been entered into with each participant. These agreements provide for a division of the life insurance death proceeds between the Company and each participant's designated beneficiary or beneficiaries. Participants fully vest in their split dollar agreements after eight years of service or upon a Change in Control. The dollar value of premiums relating to that portion of the death proceeds that would be payable to the participant's beneficiary or beneficiaries in the event of his or her death, as well as the tax gross-up payments related thereto, are disclosed in the participant's Tax Reimbursements in the "All Other Compensation Table".

     Benefits under the Indexed Retirement Plan become payable to participants after either: (1) the participant has become vested and his or her employment at the Company terminates (including retirement); or (2) there has been a "Change in Control" as defined in the Plan.

     Upon a Change in Control, each participant receives: (1) those amounts already contributed for past years of service including any net earnings or losses thereon; and (2) the present value (using a discount factor equal to the treasury rate for the remaining years to participant's age 65) of forecasted contributions over the remaining years to participant's age 65, which as of December 31, 2006 would be as follows: Mr. Steinwert $2.42 million, Mr. Haley $1.42 million, Mr. Erichson $734,000; Ms. Hodkin $1.92 million and Mr. Nelson $1.38 million. Payments are made in accordance with prior participant elections made in compliance with IRC Section 409A.

     Deferred Bonus Plan

     In the absence of a stock option or other equity based program, the Company has developed a Deferred Bonus Plan to reward participants based upon the Company's long-term financial performance. Each Named Executive Officer is a participant in the plan and is entitled to receive benefits based on: (1) the long-term cumulative profitability; and (2) the increase in market value (capped at a multiple of twenty times EPS) of the Company in excess of the increase in book value.

     Plan contributions are calculated using a bonus factor determined by the Personnel Committee for each participant (currently 1.00% for the President and C.E.O. and 0.16% for each Executive Vice President). Benefits pursuant to the Deferred Bonus Plan vest 0% during the first year of participation, 25% per full year thereafter and after five years such benefits are fully vested. Benefits under the Deferred Bonus Plan are disclosed in the participant's Non-Equity Incentive Plan Compensation in the "Summary Compensation Table" as well as Registrant Contributions in Last Fiscal Year in the "Non-Qualified Deferred Compensation Table".

     Benefits become payable to participants after either: (1) the participant has become vested and his or her employment at the Company terminates (including retirement); or (2) there has been a "Change in Control" as defined in the Plan.

     Upon a Change in Control, each participant receives: (1) those amounts already contributed for past years of service including net earnings or losses thereon; and (2) an amount equal to the difference (if any) between the purchase price and twenty times EPS which as of December 31, 2006 would be as follows: Mr. Steinwert $31,000 and Mr. Haley, Mr. Erichson, Ms. Hodkin and Mr. Nelson $5,000 each. Payments are made in accordance with prior participant elections made in compliance with IRC Section 409A.

     Executive  Retention  Plan

     The CEO and each Named Executive Officer who was employed by the Company on January 1, 2005 are participants in an Executive Retention Plan. This program was developed based upon the Board's assessment that: (1) the Named Executive Officers had delivered significant shareholder value appreciation in the past; and (2) structuring an incentive for long-term executive retention would assist in providing the management stability to drive future shareholder value appreciation. As of January 1, 2005 benefit amounts were established
(approximately $150,000 for the President and C.E.O. and $35,000 for each Executive Vice President) that would be paid for each succeeding year (up to ten years) that the Named Executive Officer remained with the Company. Benefits under the Executive Retention Plan are disclosed in the participant's Non-Equity Incentive Plan Compensation in the "Summary Compensation Table" as well as Registrant Contributions in Last Fiscal Year in the "Non-Qualified Deferred Compensation Table".

     Benefits become payable to participants after either: (1) the participant has become vested and his or her employment at the Company terminates (including retirement); or (2) there has been a "Change in Control" as defined in the Plan.

     Upon a Change in Control, each participant receives: (1) those amounts already earned for past years of service including any net earnings or losses thereon; and (2) any remaining amounts that would have been earned through Year 10 of the Plan which as of December 31, 2006 would be as follows: Mr. Steinwert $1.16 million and Mr. Haley, Mr. Erichson, Ms. Hodkin and Mr. Nelson $277,000 each. Payments are made in accordance with prior participant elections made in compliance with IRC Section 409A.

     Deferred Compensation Plan

     Each Named Executive Officer is eligible to participate in the Company's Deferred Compensation Plan. Under the Plan, participants may voluntarily elect to defer a maximum amount of one hundred percent (100%) of their base salary and annual bonus. Benefits become payable after either: (1) a participant's in service distribution election period is reached; (2) the participant's employment at the Company terminates; or (3) there has been a "Change in Control" as defined in the Plan. The Plan also allows for hardship distributions upon the occurrence of an "unforeseen financial emergency" as defined in Treasury Regulations Section 1.457-2(h) (4). Voluntary deferrals under the Deferred Compensation Plan are disclosed in the participant's Executive Voluntary Deferrals of Salary and Bonus in Last Fiscal Year in the "Non-Qualified Deferred Compensation Table".

     Upon a Change in Control, each participant receives only those balances in their account including any net earnings or losses thereon. Payments are made in accordance with prior participant elections made in compliance with IRC
Section  409A.

POST-TERMINATION COMPENSATION

     The Company's approach to post-termination compensation depends upon the circumstances surrounding the Named Executive Officer's termination.

1. If the Named Executive Officer takes normal or early retirement, or their employment is terminated due to death or disability, no supplemental payments are made. They are entitled to all vested balances in qualified and non-qualified plans (see "Deferred Compensation Table"), and in the case of death their heirs are entitled to their split dollar life insurance benefits.

2. If the Named Executive Officer is terminated for cause, all benefits in the Company's non-qualified plans, whether vested or not, are forfeited in their entirety. No other payments are made, but the Named Executive Officer is entitled to all vested balances in qualified plans. "Cause" is defined in all Company employment contracts and benefit plans as "conviction of a crime resulting in a material economic adverse effect on the Bank."

3. If the Named Executive Officer is terminated without cause, the Company does provide lump sum payments of one year's (two for the President and C.E.O.) salary and up to twelve months' (twenty-four for the President and C.E.O.) bonus (see "Summary Compensation Table") depending on the number of months worked in the current fiscal year. In addition they are entitled to all vested balances in qualified and non-qualified plans (see "Deferred Compensation Table").

4. In the case of a Change in Control (as defined by the Treasury Department pursuant to the requirements of IRC Section 409A), the Company has "single trigger" clauses in each Named Executive Officer's employment contract. This means that termination payments are made regardless of whether the Named Executive Officer remains in the employ of the buyer. In addition to all vested balances in qualified and non-qualified plans (see "Deferred Compensation Table"), each Named Executive Officer receives: (1) lump sum payment of two years' salary and bonus (see "Summary Compensation Table");
     (2) acceleration of benefits under non-qualified plans as more fully described under "Deferred Compensation Program"; (3) lump sum payment of three years' Cobra medical premiums (which range between $25,000 and $74,000 per Named Executive Officer); and (4) lump sum tax gross-up payments to cover excise taxes under IRC Section 280G which as of December 31, 2006 would be as follows: Mr. Steinwert $2.72 million, Mr. Haley $1.17 million, Mr. Erichson $652,000; Ms. Hodkin $1.19 million; Mr. Nelson $921,000. None of these payments are subject to any material contractual conditions such as non-compete, non-solicitation, confidentiality or other types of agreements.

EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Kent A. Steinwert, the Company's President and Chief Executive Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, currently $575,000, salary increases at the discretion of the Board of Directors based upon performance, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Steinwert may be entitled to receive severance compensation (see "Post Termination Compensation"). No non-compete agreement is in place.

     The Company has an employment agreement with Richard S. Erichson, the Company's Executive Vice President and Senior Credit Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, currently $208,000, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Erichson may be entitled to receive severance compensation (see "Post Termination Compensation"). No non-compete agreement is in place.

     The Company has an employment agreement with Deborah E. Hodkin, the Company's Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, currently $210,000, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of her employment, Ms. Hodkin may be entitled to receive severance compensation (see "Post Termination Compensation"). No non-compete agreement is in place.

     The Company has an employment agreement with Chris C. Nelson, the Company's Executive Vice President and Head of Retail Banking. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, currently $196,000, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Nelson may be entitled to receive severance compensation (see "Post Termination Compensation"). No non-compete agreement is in place.

     The Company has an employment agreement with Stephen W. Haley, the Company's Executive Vice President and Chief Financial Officer. The agreement, which expires on December 31, 2007, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for an annual base salary, currently $206,000, salary increases at the times that the salaries of the other Executive Officers of the Company are adjusted, use of a Company-owned automobile or automobile allowance and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Haley may be entitled to receive severance compensation (see "Post Termination Compensation"). No non-compete agreement is in place.

REPORT OF THE PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Personnel Committee has reviewed the Compensation Discussion & Analysis included herein with management and based upon those reviews and discussions has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company's annual report on Form 10-K and this Proxy Statement.

                                         Respectfully Submitted,

                                         /s/  Stewart C. Adams, Jr.

                                         Stewart C. Adams, Jr., Chairman
                                         Kevin Sanguinetti
                                         Edward Corum, Jr.


EXECUTIVE OFFICER COMPENSATION

     The tables on the following pages provide details regarding the various forms of remuneration paid by the Company for the services performed in all capacities by each Named Executive Officer.

1.   2006 Summary Compensation Table.

2.   2006 Nonqualified Deferred Compensation Table.

3.   2006 All Other Compensation Table.

     Since the Company does not offer: (1) stock options or other stock-based compensation; or (2) defined benefit plans, the following generally required tables are not included herein: Grants of Plan-Outstanding Based Awards, Equity Awards at Fiscal Year-End, Option Exercises and Stock Vesting and Pension Benefits.

2006 SUMMARY COMPENSATION TABLE


                                                                                               (4)
                                                                                            CHANGE IN
                                                                                             PENSION
                                                                                              VALUE
                                                                                 (3)          & NON
                                                                              NON-EQUITY    QUALIFIED
                                                                              INCENTIVE     DEFERRED        (5)
                                                           (2)       (2)         PLAN        COMPEN      ALL OTHER
                                      (1)                 STOCK     OPTION      COMPEN       SATION       COMPEN
                                    SALARY      BONUS     AWARDS    AWARDS      SATION      EARNINGS      SATION        TOTAL
NAME AND PRINCIPAL POSITION  YEAR     ($)        ($)       ($)       ($)         ($)           ($)          ($)          ($)
---------------------------  ----  ---------  ---------  --------  --------  ------------  -----------  -----------  -----------
Kent A. Steinwert            2006  $586,073   $ 750,000  $     -   $     -   $   797,558   $        -   $  255,266   $ 2,388,897
President,                   2005  $484,197   $ 600,000  $     -   $     -   $   452,583   $        -   $  232,150   $ 1,768,930
Chief Executive Officer      2004  $407,213   $ 450,000  $     -   $     -   $   117,373   $        -   $  217,472   $ 1,192,058
of the Company & Bank

Stephen W. Haley             2006  $221,977   $ 140,000  $     -   $     -   $   136,640   $        -   $  152,796   $   651,413
Executive Vice President,    2005  $213,457   $ 105,000  $     -   $     -   $   104,167   $        -   $  140,599   $   563,223
Chief Financial Officer      2004  $193,431   $  75,000  $     -   $     -   $    26,376   $        -   $  133,742   $   428,549
of the Company & Bank

Richard S. Erichson          2006  $217,008   $ 130,000  $     -   $     -   $   140,688   $        -   $  165,543   $   653,239
Executive Vice President,    2005  $199,668   $ 100,000  $     -   $     -   $   107,120   $        -   $  154,090   $   560,878
Senior Credit Officer        2004  $200,336   $  90,000  $     -   $     -   $    27,640   $        -   $  141,745   $   459,721
of the Company & Bank

Deborah E. Hodkin            2006  $214,038   $ 150,000  $     -   $     -   $   138,601   $        -   $  112,554   $   615,193
Executive Vice President,    2005  $203,822   $ 115,000  $     -   $     -   $   105,597   $        -   $  103,536   $   527,955
Chief Administrative         2004  $191,461   $ 100,000  $     -   $     -   $    26,988   $        -   $   96,333   $   414,782
Officer, Secretary of the
Company & Bank

Chris C. Nelson              2006  $199,777   $ 115,000  $     -   $     -   $   137,951   $        -   $  137,358   $   590,086
Executive Vice President,    2005  $191,266   $ 100,000  $     -   $     -   $   105,124   $        -   $  125,300   $   521,690
Head of Retail Banking       2004  $187,461   $ 100,000  $     -   $     -   $    26,786   $        -   $  116,594   $   430,841
of the Bank

(1)  Includes base salary, unused vacation pay and car allowance.  See Annual Compensation Program on page 7 and Employment
Contracts on page 11.  Amounts earned in 2006 but deferred include $486,516 for Mr. Steinwert.  See Nonqualified Deferred
Compensation Table for additional details.
(2)  The Company has no stock based award programs.  See Deferred Compensation Plan on page 10.
(3)  Includes contributions and earnings related to the Company's Deferred Bonus and Executive Retention Plans.  See
Nonqualified Deferred Compensation Table for additional details.
(4)  The Company has no Defined Benefit Pension Program.  All earnings on Nonqualified Deferred Compensation Plan balances are assumed to be at market rates.  Unvested balances are invested by the Company in a third party money market fund.  Vested balances are self directed by each participant according to their own risk profile, with no guarantees of principal provided by the Company.
(5)  See All Other Compensation Table for additional details.

2006 NONQUALIFIED DEFERRED COMPENSATION TABLE
(Includes both vested and unvested balances - see Footnote 1)

                                                                                                AGGREGATE PLAN BALANCES
                                                                                                AT LAST FISCAL YEAR-END
                                                                                      ------------------------------------------
                          (2)                                                                                         TOTAL OF
                       EXECUTIVE                                                                                     EXECUTIVE
                       VOLUNTARY                                                           (2)                       VOLUNTARY
                      DEFERRALS OF         (3)             (4)                          EXECUTIVE                    DEFERRALS
                       SALARY AND      REGISTRANT       AGGREGATE                       VOLUNTARY         (3)           AND
                        BONUS IN      CONTRIBUTIONS     EARNINGS        AGGREGATE      DEFERRALS OF    REGISTRANT    REGISTRANT
                      LAST FISCAL        IN LAST         IN LAST      WITHDRAWALS /       SALARY         CONTRI        CONTRI
                          YEAR         FISCAL YEAR     FISCAL YEAR    DISTRIBUTIONS     AND BONUS       BUTIONS       BUTIONS
NAME                      ($)              ($)             ($)             ($)             ($)            ($)           ($)
-------------------  --------------  ---------------  -------------  ---------------  --------------  ------------  ------------
Kent A. Steinwert    $     486,516   $      931,947   $    344,018   $             -  $   2,880,163   $ 2,550,307   $  5,430,470

Stephen W. Haley     $           -   $      240,253   $     13,250   $             -  $           -   $   642,039   $    642,039

Richard S. Erichson  $           -   $      242,482   $     17,602   $             -  $           -   $   762,251   $    762,251

Deborah E. Hodkin    $           -   $      199,561   $     14,018   $             -  $           -   $   569,761   $    569,761

Chris C. Nelson      $           -   $      223,138   $     14,179   $             -  $           -   $   633,676   $    633,676

(1)  The Company expenses all deferred compensation in the year earned, even if it is not yet vested.  As of December 31, 2006 all balances are vested with the exception of the following unvested amounts:  Mr. Steinwert $201,750 and Mr. Haley $463,213.
See Post Termination Compensation on page 10 for details regarding unvested balances upon the occurrence of certain triggering events.
(2)  Includes voluntary deferrals of  earned salary or annual bonus under the Company's Deferred Compensation Plan. See plan description on page 10, which details the types of compensation deferred, measures of calculating plan earnings and terms of payouts, withdrawals and other distributions. Current year contributions are included in the Summary Compensation Table (see footnote 1).  All previous contributions were reported in previous years' Summary Compensation Tables.
(3)  Includes Company contributions under the Company's Indexed Retirement, Deferred Bonus and Executive Retention Plans.  See
plan descriptions on pages 8 through 10 which detail the types of compensation deferred, measures of calculating plan earnings and terms of payouts, withdrawals and other distributions.  All previous contributions were reported in previous years' Summary
Compensation Tables.
(4)  All balances are held in a Master Trust.  Unvested balances are invested by the Company in a third party money market fund.
Vested balances are self directed by each participant according to their own risk profile, with no guarantees of principal provided by the Company.  Previous years' earnings were not reported in previous years' Summary Compensation Tables.

2006 ALL OTHER COMPENSATION TABLE


                                                                                             (3)
                                                                                           COMPANY            (4)
                                                                                        CONTRIBUTIONS       COMPANY
                                (1)                                                          TO          CONTRIBUTIONS
                            PERSONAL USE         (2)                                    NON-QUALIFIED    TO RETIREMENT
                             OF COMPANY          TAX          INSURANCE                  RETIREMENT        & 401(K)
                                CAR         REIMBURSEMENTS    PREMIUMS     CLUB DUES        PLANS            PLANS         TOTAL
NAME                 YEAR       ($)              ($)             ($)          ($)            ($)              ($)           ($)
-------------------  ----  --------------  ----------------  -----------  -----------  ---------------  ---------------  ---------
Kent A. Steinwert    2006  $       1,754   $        15,029   $       859  $     3,558  $      207,048   $       27,018   $ 255,266
                     2005  $       1,809   $        12,974   $       847  $     3,558  $      187,288   $       25,674   $ 232,150
                     2004  $       2,508   $        11,057   $       847  $     3,474  $      175,401   $       24,185   $ 217,472

Stephen W. Haley     2006  $           -   $         8,226   $       690  $         -  $      116,862   $       27,018   $ 152,796
                     2005  $           -   $         6,960   $       690  $         -  $      107,275   $       25,674   $ 140,599
                     2004  $       2,737   $         5,897   $       690  $         -  $      100,233   $       24,185   $ 133,742

Richard S. Erichson  2006  $       4,768   $        12,796   $     1,564  $         -  $      119,397   $       27,018   $ 165,543
                     2005  $       5,943   $        12,466   $     1,564  $         -  $      108,443   $       25,674   $ 154,090
                     2004  $       2,652   $        11,583   $     1,564  $         -  $      101,761   $       24,185   $ 141,745

Deborah E. Hodkin    2006  $       6,193   $         4,004   $       360  $         -  $       74,979   $       27,018   $ 112,554
                     2005  $       6,452   $         3,556   $       360  $         -  $       67,494   $       25,674   $ 103,536
                     2004  $       5,317   $         3,151   $       360  $         -  $       63,320   $       24,185   $  96,333

Chris C. Nelson      2006  $       2,350   $         7,780   $       844  $         -  $       99,366   $       27,018   $ 137,358
                     2005  $       2,321   $         6,732   $       844  $         -  $       89,729   $       25,674   $ 125,300
                     2004  $       1,802   $         5,845   $       844  $         -  $       83,918   $       24,185   $ 116,594

(1)  Certain executives receive a car allowance as opposed to the use of a company car.  Those amounts are included in Salary in the Summary Compensation Table.
(2)  Represent tax gross-up payments to reimburse executive for split-dollar life insurance premiums under the Company's BOLI program.  See Indexed Retirement Plan and Bank-Owned Life Insurance plan description on page 8.
(3)  Includes contributions and earnings related to the Company's Indexed Retirement Plan.  See Nonqualified Deferred Compensation
Table for additional details.
(4)  Includes contributions to the Company's Profit Sharing Plan.  See plan description on page 8.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Sanguinetti, Corum and Adams served in 2006 as members of the Personnel Committee. No member is or has been an officer or employee of the Company. During 2006, certain members of the Personnel Committee had loans or other extensions of credit outstanding from the Bank. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with borrowers not related to the Company or Bank. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and did not involve more than the normal risk of collection or have other unfavorable features.


IV  -  AUDIT  RELATED  MATTERS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters. It meets with the Bank's and the Company's internal auditors and the independent auditors to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions. After reviewing the independent auditor's qualifications, partner rotation and independence, the Audit Committee also makes an annual decision regarding selection of the independent auditors. In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with management concerning recommendations and required corrective action.

     The Audit Committee reports regularly to the Boards of Directors of the Bank and the Company and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties.

     In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In connection with the December 31, 2006 financial statements of the Company, the Audit Committee: (1) reviewed and discussed the audited financial statements with management and the independent auditors; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2006.

     The Board of Directors has approved a written charter of the Audit Committee which is attached to this proxy statement as Exhibit A.
                                                       ---------

                                            Respectfully submitted,

                                            /s/  Kevin  Sanguinetti

                                            Kevin  Sanguinetti,  Chairman
                                            Edward  Corum,  Jr.
                                            Robert  F.  Hunnell

CERTAIN ACCOUNTING MATTERS

CHANGE IN EXTERNAL AUDITOR

     On March 17, 2005, as approved by the Audit Committee, the Company appointed the accounting firm of Perry-Smith LLP as External Auditor beginning with the year 2005. PricewaterhouseCoopers LLP was dismissed on March 17, 2005.

     PricewaterhouseCoopers LLP's reports on the Company's financial statements for 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss PricewaterhouseCoopers LLP, was recommended and approved by our Audit Committee. During 2003 and 2004 and through March 17, 2005, there were no disagreements with PricewaterhouseCoopers LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During 2003 and 2004 and through March 17, 2005, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of the SEC's Regulation S-K.

     As stated above, Perry-Smith LLP was appointed on March 17, 2005, as the Company's External Auditor. During 2003 and 2004 and through March 17, 2005, the Company did not consult with Perry-Smith LLP, on any issue, nor did Perry-Smith LLP, advise the Company on any application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event" (each as defined in Item 304(a)(1) of the SEC's Regulation S-K).

AUDIT-RELATED FEES

     The aggregate fees billed by Perry-Smith LLP for assurance and related services that are reasonably related to the performance of the audit and review of the Company's quarterly and annual financial statements for fiscal year 2005 were $97,630 and fiscal year 2006 were $146,650.

TAX FEES

     The aggregate fees billed by Perry Smith LLP for professional services for tax compliance, tax advice and tax planning for fiscal year 2005 were $42,455 and 2006 were $31,675.

PRE-APPROVAL OF SERVICES BY THE COMPANY'S EXTERNAL AUDITOR

     The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its independent auditor and consider, and if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

     Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided by its external auditor.

V -    ITEMS TO BE VOTED ON

PROPOSAL 1 -     ELECTION OF DIRECTORS

     At the meeting, it will be proposed to elect ten (10) Directors of the Company, each to hold office until the next annual meeting and until their successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed proxy card to vote such proxies (except those containing contrary instructions) for the ten (10) nominees named below.

     The following table sets forth the names of each of the nominees for election as a Director, their age, their principal occupation for the past five years and the period during which they have served as a Director of the Company (or the Bank).

                                             PRINCIPAL OCCUPATION                    DIRECTOR
NAME                   AGE                  DURING PAST FIVE YEARS                    SINCE
---------------------  ---  -------------------------------------------------------  --------
Stewart C. Adams, Jr.   69  Attorney                                                     1997
---------------------  ---  -------------------------------------------------------  --------
Ralph Burlington        83  Retired, Former Co-owner San Joaquin Sulfur Co.              1968
---------------------  ---  -------------------------------------------------------  --------
Edward Corum, Jr.       55  Managing General Partner, Corum Real Estate                  2003
---------------------  ---  -------------------------------------------------------  --------
Robert F. Hunnell       86  Retired, Former Owner Hunnell's Pharmacy                     1970
---------------------  ---  -------------------------------------------------------  --------
Ole R. Mettler          89  Chairman of the Board of the Company and Bank                1973
---------------------  ---  -------------------------------------------------------  --------
James E. Podesta        86  Orchardist                                                   1980
---------------------  ---  -------------------------------------------------------  --------
Kevin Sanguinetti       48  Retired, Former President, First American Title Company      2001
                            of Stockton
---------------------  ---  -------------------------------------------------------  --------
Kent A. Steinwert       54  President & C.E.O. of the Company & Bank                     1998
---------------------  ---  -------------------------------------------------------  --------
Calvin (Kelly) Suess    71  Co-owner, Lodi Nut Company, Inc.                             1990
---------------------  ---  -------------------------------------------------------  --------
Carl A. Wishek, Jr.     68  Assistant Vice President of the Bank                         1988
---------------------  ---  -------------------------------------------------------  --------


     With the exception of Messrs. Steinwert, Mettler and Wishek who are employees of the Company, all nominees are considered to be "independent" as such term is defined by Rule 4200(a)(15) of the NASD's current listing standards.

     None of the Directors of the Company were selected pursuant to arrangements or understandings other than with the Directors and stockholders of the Company acting within their capacity as such. There are no family relationships among the Directors and executive officers of the Company, and none of the Directors serves as a Director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

     The Board does not anticipate that any of the nominees will be unable to serve as a Director of the Company, but if that should occur before the meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of Directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                           THE NOMINEES LISTED ABOVE.

PROPOSAL  2 -   AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                OF AUTHORIZED SHARES

     Article VI of the Company's Certificate of Incorporation presently authorizes the Company to issue up to three million (3,000,000) shares of all classes of capital stock, of which two million (2,000,000) can be Common Stock and one million (1,000,000) can be Preferred Stock.

     Proposal 2 in this Proxy Statement is a proposal to amend Article VI of the Company's Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock which the Company shall have authority to issue to twenty million (20,000,000). As of the record date for this Annual Meeting, 811,739 shares of common stock of the Company were outstanding and no shares of preferred stock were outstanding. If approved, the additional common stock will have rights identical to the currently outstanding common stock of the Company. Proposal 2 would not increase the number of authorized shares of preferred stock or make any other amendments to Article VI. A copy of the proposed amended Article VI is set forth in Appendix 1 to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. In the Board of Director's opinion, it would be in the best interests of the Company and its stockholders to afford the Board of Directors with the ability to issue additional shares of common or convertible securities

     The authorization of additional shares of common stock will afford the Board of Directors with greater flexibility to: (i) raise additional capital to support the growth of the Company's business; (ii) to engage in acquisition of other banks or companies; or (iii) to effectuate a stock split with respect to the outstanding shares of common stock. There are no plans or proposals at this time for any such actions.

     If this amendment is approved, no further action or authorization by the Company's stockholders would be necessary prior to issuance of additional shares of common stock or convertible securities, except as may be required for a particular transaction or issuance by applicable law. It is possible that additional shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held. Under the Company's Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities which may be issued. This means that current stockholders do not have a prior right to purchase any new issue of the Company's capital stock in order to maintain their proportionate ownership. The increase in authorized common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized shares of common stock is not being proposed in response to any known attempt to acquire control of the Company.

     If approved, this amendment will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

     Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                                   PROPOSAL 2.

PROPOSAL 3 -    AMENDMENT  OF CERTIFICATE OF INCORPORATION TO AUTHORIZE DIRECTOR
                AMENDMENTS TO THE BY-LAWS

     Proposal 3 in this Proxy Statement is a proposal to add Article XVIII to the Amended and Restated Certificate of Incorporation of the Company to expressly confer upon the Board of Directors of the Company the authority to amend the By-laws of the Company pursuant to the vote of at least two-thirds of all Directors. Under the proposal, any By-law changing the maximum or minimum number of authorized Directors would continue to require the approval of the holders of a majority of the outstanding shares entitled to vote. Under Delaware law, in the absence of a provision in the Certificate of Incorporation authorizing Directors to amend the By-laws, the Board of Directors may not amend the By-laws and, instead, all amendments must be approved by a vote of the outstanding shares of common stock. The Company's Amended and Restated Certificate of Incorporation presently does not contain such a provision.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3. The Board of Directors believes that adoption of the proposal will enhance the ability of the Board of Directors to take appropriate actions in the form of By-law amendments to further the interests of the Company's stockholders. Adoption of the proposal also would avoid the delay and expense necessary to solicit and obtain stockholder approval of individual amendments to the By-laws. Under the proposed amendment, the stockholders of the Company still retain the right to amend or repeal the By-laws of the Company pursuant to the vote or written consent of holders of a majority of the outstanding shares entitled to vote. In addition, an amendment to the By-laws changing the minimum or maximum number of Directors would continue to require the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

     A copy of the proposed Article XVIII is set forth in Appendix 2 to this Proxy. If approved, this amendment will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

     Approval of Proposal 3 will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                                   PROPOSAL 3.

PROPOSAL 4 -    AMENDMENT OF THE BY-LAWS TO ADJUST THE RANGE OF DIRECTORS

     Section 3.2 of the Company's By-Laws presently provides that the authorized number of Directors shall not be less than nine (9) nor greater than fifteen
(15). It further provides that the minimum and maximum number of Directors may be changed by an amendment to the By-Laws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

     Proposal 4 in this Proxy Statement is a proposal to amend section 3.2 of the By-Laws of the Company to provide that the authorized number of Directors shall be not less than seven (7) nor greater than fifteen (15) with the exact number being ten (10) until changed, within these limits, by a resolution amending such a exact number, duly adopted by the Board of Directors. At present, there are no plans or proposals to change the authorized number of Directors. A copy of the proposed amended section 3.2 is set forth in Appendix 3 to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4. Under certain provisions of California law which may be applicable to the Company, cumulative voting may apply in the election of Directors. If the proposed amendment to the By-Laws is approved and the Board of Directors were to reduce the size of the Board to seven persons, a greater number of shares would be needed to elect a Director through the exercise of cumulative voting rights than if the Board consisted of nine persons. The Board of Directors believes that having the flexibility to reduce the authorized number of Directors and thereby make it more difficult to obtain a board seat through cumulative voting would be in the best interests of the Company and its stockholders as a whole, especially in circumstances where a certain stockholder or certain stockholders had interests which were not consistent with the interests of the majority of the stockholders, or desired to obtain a board position to bring pressure to bear on the Company to effect certain transactions, such as a business combination, believed by the Board to be against the best interests of the Company and its stockholders as a whole. The appointment of a Director through cumulative voting by a stockholder or stockholders with interests which are not consistent with the interests of the majority of the stockholders also introduces the possibility of partisanship among Directors that could impair their ability to work together for the benefit of all stockholders, an essential element in the effective functioning of the Board. The Board believes that the election of a Director through cumulative voting could also be undesirable since Directors so elected might be principally concerned about representing and acting in the interest of special groups of stockholders responsible for their election, rather than in the interests of all stockholders. The Board believes it is appropriate to have the capacity to limit the ability of a narrow constituency of stockholders who have pooled their votes to gain an advantage over the interests of the Company's stockholders as a whole. Allowing the Board to retain the flexibility to increase the Board to a larger number up to fifteen
(15) would permit the addition of Directors in the context of an acquisition of another bank or bank holding company by the Company or where such additional Directors might otherwise be of benefit to the business of the Company.

     Approval of Proposal 4 will require the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                           ---
                                   PROPOSAL 4.

VI -     INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

VOTING RIGHTS AND VOTE REQUIRED

     Only stockholders of record at the close of business on March 26, 2007 (the "record date"), will be entitled to vote in person at the meeting or by proxy. On the record date, there were 811,739 shares of common stock outstanding and entitled to vote.

     Holders of common stock of the Company are entitled to one vote for each share held. However, with respect to the election of Directors, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such stockholder multiplied by the number of Directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares of common stock of the Company and 11 Directors are being elected, you have 110 votes - you can cast all of them for one nominee, or two or more nominees if you so choose.

     No stockholder shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of shares of common stock of the Company held by such stockholder) unless the name(s) of the nominee(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's by-laws
(which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and, in accordance with Article II, Section 2.9 of the Company's by-laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the vote. Since the Company's Annual Meeting of Stockholders is expected to be held on May 21, 2007, any stockholder nomination for election to the Board of Directors for the 2007 Annual Meeting of Stockholders, to be timely, must be received by the Company not later than April 21, 2007 and not earlier than March 22, 2007. If any stockholder has given such notice, all stockholders may cumulate their votes for nominees, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, at the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

     In the election of Directors, the 10 nominees receiving the highest number of votes will be elected. Approval of such other matters which properly come before the meeting, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum requirements of Article II, Section 2.7 of the by-laws are met (see "Voting of Proxies - Quorum"). Abstentions will not count as votes in favor of the election of Directors or any other proposals.

VOTING OF PROXIES - QUORUM

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" (i) the election of the 10 nominees for Director recommended by the Board of Directors, (ii) the amendment to the Certificate of Incorporation to increase the number of authorized shares, (iii) the amendment to the Certificate of Incorporation to permit the Board of Directors to amend the Bylaws, (iv) the amendment to the Bylaws to change the range of authorized Directors, and voted at the discretion of the proxy holders on such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

     A majority of the shares entitled to vote represented either in person or by properly executed proxies, will constitute a quorum at the meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

REVOCABILITY OF PROXY

     A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised (i.e., before the vote pursuant to that proxy) by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by appearing and voting by ballot in person at the meeting.

In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of each of the proposals as set forth in this Proxy Statement and such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

VII - OTHER INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange
Commission. Executive Officers, Directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its Executive Officers and Directors complied with all filing requirements applicable to them with respect to transactions during 2006. The Company has no greater than ten percent stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the Company, as of the record date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock except as set forth in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the record date.

                         NAME AND ADDRESS       AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS        OF BENEFICIAL OWNER(1)  BENEFICIAL OWNERSHIP (2)  OF CLASS
--------------------  ----------------------  ------------------------  ---------

Common Stock          Sheila M. Wishek                 44,787             5.52%
                      111 West Pine Street
                      Lodi, CA, 95240-2184

Common Stock          Bruce Mettler                    44,965             5.54%
                      111 West Pine Street
                      Lodi, CA, 95240-2184

Common Stock          Joan Rider                       43,069             5.30%
                      111 West Pine Street
                      Lodi, CA, 95240-2184

_____________________

(1) Mail should be sent to these individuals at the Company's address marked "c/o Shareholder Relations."
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses. None of the shares are pledged.

     The following table shows the number of common shares and the percentage of the total shares of common stock of the Company beneficially owned by each of the current Directors, by each of the nominees for election to the office of Director, by the Named Executive Officers and by all Directors and Named Executive Officers of the Company and of the Bank as a group as of the record date.

                                             AMOUNT OF COMMON STOCK
                                               OWNED AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)     BENEFICIAL OWNERSHIP (2)  OF CLASS
-------------------------------------------  ------------------------  ---------
Stewart C. Adams, Jr.                                       1,756          *
Ralph Burlington                                            3,036          *
Edward Corum, Jr.                                             306          *
Richard S. Erichson                                           899          *
Stephen W. Haley                                               93          *
Deborah E. Hodkin                                             115          *
Robert F. Hunnell                                           1,770          *
Ole R. Mettler                                             27,052        3.33%
Chris C. Nelson                                               117          *
James R. Podesta                                            1,055          *
Kevin Sanguinetti                                           5,103          *
Kent A. Steinwert                                           4,026          *
Calvin (Kelly) Suess                                          933          *
Carl A. Wishek, Jr.                                        39,122        4.81%

All Directors and Named Executive Officers
                as a group (14 persons)                    85,383       10.52%

_______________________________________________________________________
*    Indicates less than 1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 111 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses. None of the shares are pledged.

ANNUAL REPORT

     Together with this proxy statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an Annual Report for the year ended December 31, 2006. The annual report contains the consolidated financial statements of the Company and the report thereon of Perry-Smith LLP, the Company's independent public accountants for 2005 and 2006 and PricewaterhouseCoopers LLP, the Company's independent public accountants for 2004.

     Upon written request by any person entitled to vote at the meeting, addressed to Deborah Hodkin, Secretary of the Company, at 111 West Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2006 Annual Report, including the financial statements and the schedules thereto filed with the Securities and Exchange Commission. You can also obtain a copy of the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission through the F&M Bank website. The website address is http://www.fmbonline.com. The link to the Securities and Exchange
             ------------------------
Commission  is  on  the  About  F&M  Bank  page.

STOCKHOLDER PROPOSALS, NOMINATIONS AND NOTICES

     Under the Rules of the Securities and Exchange Commission, if a stockholder intends to include a proposal in the Company's proxy statement and form of proxy for presentation at the Company's 2008 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by December 18, 2007. In addition to these advance notice requirements, there are other requirements that a stockholder must meet in order to have a proposal included in the Company's proxy statement under the rules of the Securities and Exchange Commission.

     In addition, Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors of the Company. Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of Directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. If the Company's 2008 Annual Meeting of Stockholders is held on the third Monday of May (as it will be in 2007), any stockholder nomination, to be timely, must be received by the Company not later than April 19, 2008 and not earlier than March 20, 2008. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. The Chairman of the meeting may, in his or her discretion, determine and declare to the meeting that a nomination not made in accordance with the foregoing procedure shall be disregarded. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Deborah Hodkin, 111 West Pine Street, Lodi, CA 95240-2184.

     Pursuant to Article II, Section 2.6 of the Company's By-Laws, in order for other business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Notice of any stockholder proposal by a stockholder to properly bring business before the 2008 annual meeting, to be timely, must be received by the Company no later than March 10, 2008, and no earlier than February 19, 2008. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

OTHER MATTERS

     The Management and Directors of the Company are not aware of any other matters to be presented for consideration at the meeting to be held on May 21, 2007 or any adjournments or postponements thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.

     BY ORDER OF THE BOARD OF DIRECTORS

     /s/  Deborah Hodkin

     Deborah Hodkin
     Secretary

                                    EXHIBIT A
                                    ---------

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

The Audit Committee Charter provides general guidelines for members of the Audit Committee (Committee) for the Board of Directors of Farmers & Merchants Bank of Central California (Bank). These guidelines will assist the Committee in its efforts  to  ensure  ongoing  adequacy  of  the  Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), Securities Exchange Commission and the AICPA's Auditing Standards Board. The Audit Committee of the Board of the Bank shall also serve to discharge the functions and responsibilities of the Committee of the Board of Directors of the Company. In discharging its responsibilities, the Committee may utilize outside counsel or other experts and advisors, as it sees fit.

COMMITTEE  MEMBERSHIP

The Committee shall be composed of at least three outside Directors of the Board who are independent of the management of the Bank and the Company. The Board shall annually determine whether members are "independent" of management of the Bank and the Company as such term is defined by Rule 4200(a)(14) of the NASD's current listing standards.

DESIGNATION  OF  FINANCIAL  EXPERT

The Committee shall designate one of its members as a "financial expert". The financial expert is an individual who is determined by the Board of Directors to possess all of the following attributes.

1. An understanding of financial statements and generally accepted accounting principles (GAAP).
2. An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves.
3. Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to what can be expected to be raised by the Bank's or Bancorp's financial statements or experience activity supervising one or more persons engaged in such activities.
4. An understanding of internal controls and procedures for financial reporting.
5.   An understanding of audit committee functions.

These attributes may be acquired by.

1. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions.
2. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation auditing or evaluation of financial statements.
3.   Other relevant experience.

COMMITTEE  MEETINGS

The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Boards of the Company and the Bank, minutes and other relevant records of their meetings and decisions.

AUDIT  SYSTEM

The Committee shall approve an internal audit system, which provides for:

1.   Audit Programs. These items will be annually presented by the auditor:

          -    Scope and frequency of the audit work
          -    Documentation of the work performed
          -    Conclusions reached and reports issued

2. Program Effectiveness. Audit Reports and Responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

3. Audit Arrangements. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement, but it is the Committee's responsibility to approve and replace these vendors, if deemed appropriate or necessary. The Committee shall pre-approve all non-audit engagements of the independent auditor. The Committee shall review the report by the independent auditor which is required by Section 10A of the Securities Exchange Act of 1934. The following information shall be presented to the Committee with Management's recommendations at least annually.

          -    Written Agreement. Annual written contract or engagement letter.
          - Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.
          -    Vendor Independence. A formal written statement of independence.

RESPONSIBILITIES

The  Committee  shall.

1. Review the Forms 10-Q and 10K prior to presentation to the Board and filing with the Securities Exchange Commission and recommend inclusion of the Company's financial statements therein.
2. Report to the Board that its members have reviewed the Forms 10-Q and 10K, and whether anything came to the attention of the Committee members which caused them to believe that the audited financial statements contain any materially misleading statements or omit any material information.
3. The Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61 and 90 (Communications with Audit Committees).
4. Evaluate findings of all internal/external audits and examinations of the Company's operations, credit management, and risk oversight management. Review management responses and corrective action of all audit/examination findings.
5. Provide oversight of all internal controls including applicable policies. Communicate with Company management on internal control issues. Oversee Company's Bank Secrecy Act, Anti-Money Laundering, and Patriot Act policies and Customer Identification Program (CIP). Post-approval review all Suspicious Activity Reports and provide appropriate feedback to Bank management. Insure an adequate BSA/AML management structure exists in the Company. Communicate all internal control and BSA/AML issues and policies to the entire Board of Directors.
6. Establish procedures for the confidential, anonymous submission by employees or other "whistleblowers" of concerns regarding questionable accounting, internal control or auditing matters; and the receipt, retention and treatment of these complaints.
7.   Review and approve Related Person Transactions.
8. Ensure that a copy of this Charter is disclosed in the Company's Proxy Statement at least every three years.

                                    EXHIBIT B
                                    ---------

--------------------------------------------------------------------------------
                           PERSONNEL COMMITTEE CHARTER
--------------------------------------------------------------------------------

ROLE

The Personnel Committee's role is to discharge the Board's responsibilities relating to compensation of the Company's executives and to oversee and advise the Board on the adoption of policies that govern the Company's compensation and benefit programs.

MEMBERSHIP  AND  AUTHORITY

The membership of the Committee consists of at least three directors, each of whom shall meet the independence requirements as defined by Rule 4200(a)(15) of the NASD's current listing standards. The Board appoints the members of the Committee and the chairman.

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties on its behalf.

RESPONSIBILITIES

The principal responsibilities and functions of the Personnel Committee are as follows.

1. Review the competitiveness of the Company's executive compensation programs to ensure: (a) the attraction and retention of executives; (b) the motivation of executives to achieve the Company's business objectives; and
     (c) the alignment of the interests of senior management with the long-term interests of the Company's shareholders.

2. Review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for executives at the level of senior vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus and other incentive compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers.

5. Assist the Board in establishing executive officer annual goals and objectives, and consider the results of executive officer performance reviews in recommending compensation to the other independent members of the Board for approval consistent with the Company's compensation philosophy.

6. Review and discuss with the Board plans for executive officer development and corporate succession plans for the CEO and other executive officers.

7. Review and make recommendations concerning long-term non-qualified deferred compensation plans.

8. Appoint and remove plan administrators for the Company's qualified and non-qualified retirement plans.

9. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

10. Review periodic reports from management on matters relating to the Company's compensation practices.

11. Produce an annual report of the Compensation Committee on executive compensation for the Company's annual proxy statement in compliance with and to the extent required by applicable Securities and Exchange Commission rules and regulations.

12. Regularly review and make recommendations about changes to the charter of the Committee.

                                    EXHIBIT C
                                    ---------

--------------------------------------------------------------------------------
                          NOMINATING COMMITTEE CHARTER
--------------------------------------------------------------------------------

MISSION  STATEMENT

The Nominating Committee shall assist the full Board of Directors in selecting individuals for service on the Board of Directors of the Company and Bank and evaluating their performance.

MEMBERSHIP  AND  QUALIFICATION

The Committee shall consist of two or more "independent directors" as defined in and determined pursuant to Rule 4200(a)(15) of the NASD's current listing standards. The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board may remove any Committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

MEETINGS  AND  OTHER  ACTIONS

The Committee shall meet as required to carry out its responsibilities. Meetings may be called by the Chairman of the Committee or at the request of the Chief Executive Officer. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Company's By-Laws.

Reports of meetings shall be made by the Committee Chairman to the Board of Directors at its next regularly scheduled meeting following the Committee meeting.

RESPONSIBILITIES  AND  AUTHORITY

In carrying out its mission, the Committee shall have the following responsibilities and authority.

1. Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

2. Make recommendations to the Board for the selection of directors in accordance with the criteria set forth below.

     - Director selection should include at least enough independent directors so that the independent directors will constitute at least a majority of the Board.

     - Independent directors should have appropriate skills, experiences and other characteristics to provide qualified persons to fill all Board Committee positions required to be filled by independent directors.

     - The Chief Executive Officer of the Company shall be a director and, depending on the circumstances, certain other members of management, as well as certain individuals having relationships with the Company that prevent them from being independent directors, may be appropriate members of the Board.

3. Evaluate each new director candidate before recommending that the Board nominate such individual for election as a director.

4. Diligently seek to identify potential director candidates who will strengthen the Board.

5. Submit to the Board the candidates for director to be added to the Board due to Board expansions, director resignations or retirements or otherwise.

6. Monitor performance of directors to assure that they are fulfilling their responsibilities.

7. Perform an evaluation of the Committee's performance and assess any required changes in the Nominating Committee Charter.

8. Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company.

NOMINATIONS  BY  SHAREHOLDERS

The Committee will consider recommendations from shareholders for nomination as a Board member as provided for in Article III, Section 3.4 of the By-Laws of the Company.

COMMUNICATIONS  WITH  DIRECTORS

The Committee will recommend procedures for persons to communicate with directors. The following procedures will be in effect until changed by the Committee. Any person, including any stockholder, desiring to communicate with, or make any concerns known to, the Company, directors generally, non-management directors or an individual director only may do so by submitting them in writing to the Secretary of the Company, with information to identify the person submitting the communication or concern, including name, address, telephone number and e-mail address (if applicable) together with information indicating the relationship of such person to the Company. The Secretary will be responsible for maintaining a record of any such communications or concerns and submitting them to the appropriate addressee(s) for potential action or response. The Company may institute appropriate procedures to establish the authenticity of any communication or concern before forwarding. The Company will not be obligated to investigate or forward any anonymous submissions from persons who are not employees of the Company.

ADDITIONAL  RESOURCES

The Committee shall have the authority to hire independent consultants, including counsel, to assist and advise the Committee in connection with its responsibilities.

                                    EXHIBIT D
                                    ---------

--------------------------------------------------------------------------------
                        RELATED PERSON TRANSACTION POLICY
--------------------------------------------------------------------------------

STATEMENT OF POLICY

The Board of Directors (the "Board") of Farmers & Merchants Bancorp (the "Company") recognizes that transactions involving the Company and related persons present a heightened risk of conflicts of interest and therefore has adopted this Policy.

It is the policy of the Company not to enter into any "Related Person Transaction" unless:

1. the Audit Committee approves such transaction in accordance with the guidelines set forth in this Policy; or

2. the transaction is approved by a majority of the Company's disinterested directors.

For these purposes, a "Related Person" is:

1. an "executive officer" of the Company (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, and Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended);

2.   a  Director  of  the  Company  or  a  nominee  for director of the Company;

3. a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities (a 5% shareholder");

4. an individual who is an "immediate family member"(1) of an executive officer, director, nominee for director or 5% shareholder of the Company; or

5. an entity that is owned or controlled by a person listed in 1, 2, 3 or 4 above or in which any such person serves as an executive officer or general partner or, together with all other persons specified above, owns 10% or more of the equity interests thereof.

For these purposes, a "Related Person Transaction" is a transaction or proposed transaction (including any financial transaction, arrangement or relationship or series of related transactions, or any material amendment to any such transaction), involving a Related Person and in which the Company is a participant and the amount exceeds $120,000 since the beginning of the last fiscal year.

AUDIT COMMITTEE APPROVAL

The Board has determined that the Company's Audit Committee (the "Committee") is best suited to review and approve Related Person Transactions and any material amendments to such Related Person Transactions, although the Board may instead determine that a particular Related Person Transaction or a material amendment thereto should be reviewed and approved by a majority of directors disinterested from the transaction. No member of the Committee shall participate in the review or approval of any Related Person Transaction or any material amendment thereto with respect to which such member is a

----------------------
     (1) For purposes of this policy, an "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees and tenants) who shares such person's home.

Related Person. In reviewing and approving any Related Person Transaction or any material amendment thereto, the Committee shall:

1. satisfy itself that it has been fully informed as to the Related Person's relationship and interest and as to the material facts of the proposed Related Person Transaction or the proposed material amendment to such transaction; and

2. determine that the Related Person Transaction or material amendment thereto is fair to the Company.

At each Committee meeting, management shall recommend any Related Person Transactions and any material amendments thereto, if applicable, to be entered into by the Company. After review, the Committee shall approve or disapprove such transactions and any material amendments to such transactions.

DISCLOSURE

Related Person Transactions shall be disclosed in the Company's SEC filings as and to the extent required by applicable SEC rules and regulations. Furthermore, all Related Person Transactions of which management is aware shall be disclosed to the Committee. At least annually, management shall elicit information from the Company's executive officers and directors as to existing and potential Related Person Transactions and shall seek to obtain such information from 5% shareholders who do not file reports with the SEC on Schedule 13G. An executive officer or Director shall promptly inform the Chairman of the Committee when the officer or Director becomes aware of a potential Related Person Transaction in which the officer or director would be a Related Person.

                                   APPENDIX 1
                                   ----------

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                   ARTICLE VI

     The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is twenty-one million (21,000,000). This Corporation is authorized to issue two classes of shares to be designated respectively Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of Common Stock this Corporation shall have authority to issue is twenty million (20,000,000). The total number of shares of Preferred Stock this Corporation shall have authority to issue is one million (1,000,000). The Common Stock shall have a par value of $0.01 per share and the Preferred Stock shall have no stated par value.

     The designations, preferences, qualifications, privileges, limitations and restrictions of the classes of stock of the Corporation and the express grant of authority to the Board of Directors to fix by resolution the designations, preferences, qualifications, privileges, limitations, and restrictions relating to the classes of stock of the Corporation which are not fixed by this Amended and Restated Certificate of Incorporation, are as follows:

Section  1.  Common  Stock.
             -------------

     (a) Voting.  Except as provided in this Amended and Restated Certificate of
         ------
Incorporation, and subject to the rights of holders of any series of Preferred Stock then outstanding or any other securities of the Corporation, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

     (b)  Dividends.  Whenever  there  shall have been paid, or declared and set
          ---------
aside for payment, to the holders of the outstanding shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when as declared by the Board of Directors of the Corporation.

     (c)  Liquidation.  In  the event of any liquidation, dissolution or winding
          -----------
up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

     Section  2.  Preferred  Stock.
                  ----------------

     The Board of Directors is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the powers, designations, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, including, but not limited to determination of any of the following:

     (a) the distinctive serial designation, the number of shares constituting such series and the stated value thereof if different from the par value thereof;

     (b) the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

     (c) the voting powers, full or limited, if any, of the shares of such series;

     (d) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

     (e) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation;

     (f) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

     (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     (h) the subscription or purchase price and form of consideration for which the shares of such series shall be issued;

     (i) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of Preferred Stock;

     (j) the ranking (be it pari passu, junior or senior) of each class or series vis-a-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters; and

     (k) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of this Amended and Restated Certificate of Incorporation, to the full extent permitted in accordance with the laws of the State of Delaware.

     Each share of each series of Preferred Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.

                                   APPENDIX 2
                                   ----------

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                  ARTICLE XVIII

     The board of directors of the corporation shall have the power to adopt, amend or repeal By-laws of the corporation by and through the vote of two-thirds of all directors, other than a By-law changing the maximum or minimum number of authorized directors which shall be approved by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote.

                                   APPENDIX 3
                                   ----------

                                 AMENDED BY-LAWS

     Section 3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall not be less than seven (7) nor greater than fifteen (15) and the exact number shall be ten (10) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors. The minimum and maximum number of Directors may be changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this By-Law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.